UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 24, 2023 (April 20, 2023)

Humana Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-5975	61-0647538
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
500 West Main Street, Louisville, Kentucky 40202
(Address of principal executive offices, including zip code)

(502) 580-1000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	HUM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

The regular annual meeting of the stockholders of Humana Inc. was held in Louisville, Kentucky, on April 20, 2023, for the purpose of voting on the proposals described below. Proxies for the meeting were solicited pursuant to Section 14(a) of the Securities Exchange Act of 1934 and there was no solicitation in opposition to management’s nominees for directors. All nominees for director listed below were elected. The term of office for each director will be until the next annual meeting or until their successors shall be elected and qualified.

Proposal #1: The final results of the election of directors were as follows:

Name	For	Against	Abstained	Broker Non-Votes
Raquel C. Bono, M.D.	108,733,911	577,843	85,837	4,607,399
Bruce D. Broussard	108,862,747	365,918	168,926	4,607,399
Frank A. D’Amelio	96,575,811	12,678,182	143,598	4,607,399
David T. Feinberg, M.D.	108,866,429	416,197	114,965	4,607,399
Wayne A. I. Frederick, M.D.	105,337,854	3,941,753	117,984	4,607,399
John W. Garratt	108,588,372	693,980	115,239	4,607,399
Kurt J. Hilzinger	106,220,441	3,090,126	87,024	4,607,399
Karen W. Katz	105,499,171	3,732,562	165,858	4,607,399
Marcy S. Klevorn	109,002,195	291,284	104,112	4,607,399
William J. McDonald	106,266,276	3,041,634	89,681	4,607,399
Jorge S. Mesquita	106,453,512	2,835,195	108,884	4,607,399
Brad D. Smith	108,903,367	393,757	100,467	4,607,399

In addition, the stockholders voted on the following proposals and cast their votes as described below:

Proposal #2	For	Against	Abstained	Broker Non-Votes
Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023	108,681,100	5,250,040	73,850	N/A

Proposal #3	For	Against	Abstained	Broker Non-Votes
Board proposal regarding advisory approval of the Company’s executive compensation	99,607,320	9,492,897	297,374	4,607,399

Proposal #4	Every Year	Every Two Years	Every Three Years	Abstain
Board proposal regarding advisory vote with respect to the frequency of future stockholder votes on executive compensation	107,067,594	108,274	2,119,797	101,926

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HUMANA INC.

BY:	/s/ John-Paul W. Felter
John-Paul W. Felter
Senior Vice President, Chief Accounting Officer and Controller (Principal Accounting Officer)
Dated: April 24, 2023